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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2014

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Marsico Flexible Capital Fund

May 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 83.8%
CONSUMER DISCRETIONARY 32.8%
Hotels, Restaurants & Leisure 12.2%
Alsea SAB de CV	587,598	$2,003,679
Burger King Worldwide, Inc.	85,291	2,191,126
ClubCorp Holdings, Inc.	127,764	2,247,369
Domino’s Pizza Group PLC	495,923	4,675,868
Hilton Worldwide Holdings, Inc. (a)	290,052	6,560,976
MGM Resorts International (a)	87,572	2,254,979
Wynn Resorts Ltd.	30,977	6,659,125
Total		26,593,122
Internet & Catalog Retail 2.0%
Priceline Group, Inc. (The) (a)	3,455	4,417,667
Media 12.2%
CBS Corp., Class B Non Voting	59,434	3,542,861
Liberty Global PLC, Class C (a)	187,796	8,037,669
Tribune Co. (a)	27,593	2,190,746
Twenty-First Century Fox, Inc., Class A	179,271	6,347,986
Walt Disney Co. (The)	76,677	6,441,635
Total		26,560,897
Specialty Retail 6.4%
AutoZone, Inc. (a)	11,789	6,277,642
Lowe’s Companies, Inc.	160,589	7,560,530
Total		13,838,172
TOTAL CONSUMER DISCRETIONARY		71,409,858
CONSUMER STAPLES 5.5%
Beverages 3.5%
Constellation Brands, Inc., Class A (a)	91,696	7,714,385
Food Products 2.0%
Keurig Green Mountain, Inc.	37,539	4,233,648
TOTAL CONSUMER STAPLES		11,948,033
FINANCIALS 3.0%
Banks 1.8%
First Republic Bank	75,987	3,864,699
Real Estate Investment Trusts (REITs) 1.2%
Starwood Property Trust, Inc.	112,178	2,736,021
TOTAL FINANCIALS		6,600,720

Issuer	Shares	Value

Common Stocks (continued)
HEALTH CARE 14.3%
Biotechnology 12.0%
Biogen Idec, Inc. (a)	28,172	$8,997,292
Celgene Corp. (a)	56,774	8,688,125
Gilead Sciences, Inc. (a)	102,286	8,306,646
Total		25,992,063
Health Care Equipment & Supplies 0.8%
Novadaq Technologies, Inc. (a)	123,875	1,804,859
Pharmaceuticals 1.5%
Pacira Pharmaceuticals, Inc. (a)	42,991	3,336,531
TOTAL HEALTH CARE		31,133,453
INDUSTRIALS 6.6%
Aerospace & Defense 2.0%
Safran SA	63,876	4,334,908
Airlines 1.0%
Copa Holdings SA, Class A	15,864	2,267,441
Construction & Engineering 0.6%
Louis XIII Holdings Ltd. (a)	1,580,000	1,319,655
Road & Rail 3.0%
Union Pacific Corp.	32,803	6,536,654
TOTAL INDUSTRIALS		14,458,658
INFORMATION TECHNOLOGY 15.1%
Internet Software & Services 7.0%
Facebook, Inc., Class A (a)	136,451	8,637,348
Google, Inc., Class A (a)	11,509	6,579,120
Total		15,216,468
IT Services 3.0%
Visa, Inc., Class A	30,186	6,484,859
Semiconductors & Semiconductor Equipment 5.1%
ASML Holding NV	76,992	6,612,073
Infineon Technologies AG	366,054	4,540,278
Total		11,152,351
TOTAL INFORMATION TECHNOLOGY		32,853,678

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS 6.5%
Chemicals 6.5%
Monsanto Co.	71,251	$8,681,935
Sherwin-Williams Co. (The)	26,702	5,463,496
Total		14,145,431
TOTAL MATERIALS		14,145,431
Total Common Stocks (Cost: $154,494,673)		$182,549,831

Preferred Stocks 0.6%

FINANCIALS 0.6%
Banks 0.6%
First Niagara Financial Group, Inc., 8.625%	48,336	$1,380,476
TOTAL FINANCIALS		1,380,476
Total Preferred Stocks (Cost: $1,208,400)		$1,380,476

Issuer	Coupon Rate	Principal Amount	Value

Corporate Bonds & Notes(b) 5.0%
Aerospace & Defense 0.7%
TransDigm, Inc.
12/15/18	7.750%	1,444,000	$1,552,300

Banking 0.9%
Ziggo Bond Co. BV (c)
05/15/18	8.000%	EUR1,337,000	1,923,281

Construction Machinery 0.5%
United Rentals North America, Inc.
09/15/20	8.375%	1,000,000	1,105,000

Issuer	Coupon Rate	Principal Amount	Value

Corporate Bonds & Notes (b) (continued)
Gaming 0.5%
Pinnacle Entertainment, Inc.
04/15/21	7.500%	$948,000	$1,025,025
Media Cable 0.4%
DISH DBS Corp.
10/01/14	6.625%	901,000	915,642
Media Non-Cable 0.4%
Nielsen Finance LLC/Co.
10/15/18	7.750%	843,000	892,526
Other Industry 0.5%
Howard Hughes Corp. (The) Senior Unsecured (c)
10/01/21	6.875%	1,000,000	1,075,000
Packaging 0.6%
Ball Corp.
11/15/23	4.000%	1,500,000	1,417,500
Wireless 0.5%
T-Mobile USA, Inc.
04/28/19	6.464%	1,000,000	1,058,750
Total Corporate Bonds & Notes (Cost: $10,673,101)			$10,965,024

	Shares	Value

Money Market Funds 11.4%
Columbia Short-Term Cash Fund, 0.088% (d)(e)	24,758,985	$24,758,985
Total Money Market Funds (Cost: $24,758,985)		$24,758,985
Total Investments
(Cost: $191,135,159) (f)		$219,654,316(g)
Other Assets & Liabilities, Net		(1,817,669)
Net Assets		$217,836,647

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $2,998,281 or 1.38% of net assets.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2014.
(e)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended May 31, 2014, are as follows: [Insert S26]

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,039,699	132,091,684	(109,372,398)	24,758,985	7,629	24,758,985

(f)

At May 31, 2014, the cost of securities for federal income tax purposes was approximately $191,135,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$30,071,000
Unrealized Depreciation	(1,552,000)
Net Unrealized Appreciation	$28,519,000

(g)	Investments are valued using policies described in the notes to financial statements in the most recent shareholder report.

Currency Legend

EUR	Euro

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•                    Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•                    Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•                    Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation in the most recent Semiannual Report dated February 28, 2014.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:  (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1	Level 2	Level 3
	Quoted Prices in	Other Significant	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets ($)	Inputs ($)	Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	66,733,990	4,675,868	—	71,409,858
Consumer Staples	11,948,033	—	—	11,948,033
Financials	6,600,720	—	—	6,600,720
Health Care	31,133,453	—	—	31,133,453
Industrials	8,804,095	5,654,563	—	14,458,658
Information Technology	28,313,400	4,540,278	—	32,853,678
Materials	14,145,431	—	—	14,145,431
Preferred Stocks
Financials	1,380,476	—	—	1,380,476
Total Equity Securities	169,059,598	14,870,709	—	183,930,307
Bonds
Corporate Bonds & Notes	—	10,965,024	—	10,965,024
Total Bonds	—	10,965,024	—	10,965,024
Mutual Funds
Money Market Funds	24,758,985	—	—	24,758,985
Total Mutual Funds	24,758,985	—	—	24,758,985
Total	193,818,583	25,835,733	—	219,654,316

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 22, 2014